UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of Registrant as specified in charter)
                                    --------


                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                     DATE OF FISCAL YEAR END: JULY 31, 2008

                     DATE OF REPORTING PERIOD: JULY 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.


                       THE ADVISORS' INNER CIRCLE FUND II

REAVES SELECT RESEARCH FUND

ANNUAL REPORT                                                      JULY 31, 2008

                              W.H. REAVES & COMPANY
                              INVESTMENT MANAGEMENT

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND
                                                                   JULY 31, 2008

                                TABLE OF CONTENTS

Shareholders' Letter ......................................................    1
Schedule of Investments ...................................................    6
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statement of Changes in Net Assets ........................................   11
Financial Highlights ......................................................   12
Notes to Financial Statements .............................................   14
Report of Independent Registered Public Accounting Firm ...................   21
Trustees and Officers of The Advisors' Inner Circle Fund II ...............   22
Disclosure of Fund Expenses ...............................................   30
Notice to Shareholders ....................................................   32

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

SHAREHOLDERS' LETTER

July 31, 2008

To the Shareholders of the Reaves Select Research Fund:

This annual letter covers the twelve months ended July 31, 2008. We are pleased to report the Fund's total return for the period, net of fees, was 1.37% for the Institutional shares and 1.05% for the Investor class. Net asset value (NAV) of the Fund's Institutional and Investor shares was $10.96 at July 31. The Fund made quarterly distributions totaling $0.343 for the Institutional shares and $0.314 for the Investor shares.+ An additional $1.776 per share distribution of capital gains was made.

The equities markets were increasingly volatile during the reporting period. That volatility resulted from widespread dislocations in the credit markets; growing concerns about a recession in the US, the UK and Euroland; a slowing of growth in the emerging markets of Asia and Latin America and run-ups followed by steep declines in the prices of oil and natural gas.

The Fund's underlying performance, gross of fees, was positive despite significant downward pressure in January and again in July. The underlying performance by sector was mixed. The telephone sector has been under significant pressure since October. Electrics were modestly positive for the year. Gas and energy were strong; even after the steep decline in natural gas and oil prices in July.

Telecom performance was down 16.8% on fears of a slowing economy and growing competition in the wireless space, best illustrated in the proliferation of single-price unlimited calling plans in the spring of 2008. Rural wireline telcos, which typically experience much less competition than their urban peers, were hard hit on worries about wireless substitution of wireline services and housing-related declines in Florida, Nevada, California and Arizona. In fact, integrated telecoms have offset the loss in traditional voice with internet, video, and wireless revenues. Synergies from the recent spate of consolidation, an emphasis on cost cutting, and on-going share repurchases, made possible by substantial cash flows, have allowed them to grow earnings per share. The carnage has created some real values in the telecom space. For example, AT&T is currently yielding approximately 5.25%, as of the date of this letter, and is trading according to Baseline (a portfolio analytical system) at 9.4x forward consensus earnings, not far off its ten-year low of 8x. This is for a company that has the potential to grow

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

earnings in the high single digits this year and possibly double digits next year. For rural telecoms we think investor attention is shifting away from the worry about secular wireless trends to the potential benefits from further consolidation in the space.

The performance of the electrics was quite volatile over the course of the year. For the full year ending July 31 they returned 3.1%. In the first half of the fiscal year, positive returns were attributable to capital appreciation from the merchant nuclear generating companies, Constellation Energy Group and Exelon, and ITC Holdings, an independent transmission company. Constellation Energy Group and Exelon benefitted in part from the rise in natural gas prices. Natural gas is a major determinant of the price of power. The price for power generated by merchants like Exelon and Constellation Energy Group tends to move in tandem with the price of natural gas, the most important input for incremental power. Generators that can produce power from non-gas sources benefit from the rise in the gas price.

However, since the end of June of this year, gas prices have fallen sharply from $13.18 per million BTUs on June 30 to $7.62 on August 25 as it became increasingly evident that supply was more than adequate to meet demand, at least on a temporary basis. The decline put pressure on the nuclear generators in the last two months of the fiscal year. Companies focused on the development of transmission assets, represented in the portfolio by ITC Holdings, continue to perform well.

The gas stocks in the portfolio turned in a strong positive performance for the fiscal year with a total return of 8.6%, despite a pullback in July related to the declining price of natural gas. Based on our experience, not all gas names move in tandem with the underlying commodity price. Companies with more exposure to exploration and production (E&P) tend to be more volatile and have their share price more directly correlated to the natural gas price than companies more involved in gathering, processing, transporting and locally distributing the commodity. Our natural gas portfolio is tilted toward the latter. Equitable Resources, primarily an E&P investment and 4.1% of the portfolio at fiscal year end, returned about 14.3% for the year. Among the gatherers, transmitters, and processors of natural gas our portfolio includes ONEOK, Sempra Energy, Spectra Energy, and Williams. Together, they comprised 16.5% of the portfolio at fiscal year end. Their return was much less than Equitable's; respectively, they returned -9.5%, +4.5%, +9.4%, and +0.5%. Just as they were relative laggards

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

in an increasing natural gas price environment, we expect them to provide some stability to the portfolio in a declining price environment.

Given the sharply rising price of crude oil, it is not surprising that energy was the best sector performer, returning 20.6%. During the fiscal year, the price of crude, as measured by West Texas Intermediate, more than doubled, rising from a low of about $69.31 per barrel on August 22, 2007 to a high of about $145.29 on July 3, 2008; since then, it has been declining. It ended the fiscal year at $124.08 and closed at $114.71 on August 25. In the first half of the year, the Fund took advantage of a trading opportunity provided by the run-up in the share price of Petro China. Transocean's completion of the Global SantaFe acquisition in November 2007 came with a meaningful special dividend which contributed to the overall performance of the energy sector. The Fund's energy investments continue to be focused on the integrated majors and oil service. Pure E&P investments are limited because of the exposure to commodity price volatility.

OUTLOOK

We expect the markets to continue to remain volatile and for the share prices of many of our companies to come under near-term pressure as market participants ponder consumer and business spending trends, commodity price trends, and the significance of the current over-supply of natural gas. Nonetheless, we continue to think that the fundamentals of the companies in which we are invested remain solid. That is they continue to have the ability to grow earnings, even in a more difficult environment, raise their dividends, and repurchase shares from their substantial cash flows. While there may be some push back from state regulators on the level of retail electric and gas rate increases resulting from the weak economic climate, over the longer term, we continue to think regulatory support for essential investment in transmission, distribution, pipe lines and other energy infrastructure is sustainable. Power prices remain firm and supply is short or constrained by inadequate infrastructure in some areas of the country. Natural gas remains the environmentally friendly fuel of choice but proven reserves are depleting. The current political situation in Georgia raises more questions in the minds of Europeans about the reliability of supplies from Russia. We think the current supply situation is temporary. While we don't forecast commodity prices, we think we are much closer to a bottom in natural gas than a top. We think we are seeing some demand destruction from the high price

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

of oil. It is our view that the integrated majors owned by the Fund can be quite profitable at $75 oil. Among the integrated oils, Exxon Mobil and Total remain our investments of choice. Total continues to grow its production. Exxon Mobil's powerful cash generation supports continued dividend increases and an open-market stock buy-back program currently running at a $29 billion annual rate. Global consumption will continue to grow and the need to replace reserves will necessitate even greater industry investment; hence our focus on oil service.

In the current market environment we must look beyond the near term concerns of the day. Given a two to three year time horizon, we are reasonably optimistic about the ability of companies in the portfolio to create value. We will continue to focus our research efforts to identify companies reasonably priced in relation to their earnings and dividend growth outlook while providing some downside protection in the form of sizeable dividends and share repurchase programs.

As always, we appreciate your continued support.

Respectfully submitted,


/s/ Ronald J. Sorenson
RONALD J. SORENSON

THE ABOVE COMMENTARY REPRESENTS MANAGEMENT'S ASSESSMENT OF THE FUND AND THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

+ A PORTION OF THE QUARTERLY DISTRIBUTIONS MADE DURING THE FISCAL YEAR WERE IN EXCESS OF NET INVESTMENT INCOME. THE AMOUNTS IN EXCESS OF NET INVESTMENT INCOME WERE CONSIDERED CAPITAL GAIN DISTRIBUTIONS. PLEASE REVIEW THE FINANCIAL HIGHLIGHTS FOR MORE INFORMATION.

                      DEFINITION OF THE COMPARATIVE INDICES

S&P 500 INDEX is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

S&P 500 UTILITIES SECTOR INDEX is a subset of the S&P 500 Index that contains those securities that fall under the utilities sector.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

                               (PERFORMANCE GRAPH)

Growth of a $10,000 Investment

      INSTITUTIONAL CLASS--AVERAGE
           ANNUAL TOTAL RETURNS
     FOR PERIOD ENDED JULY 31, 2008*
-----------------------------------------
ONE YEAR   THREE YEAR       ANNUALIZED
 RETURN      RETURN     INCEPTION TO DATE
--------   ----------   -----------------
  1.37%       9.60%           12.68%

                                                S&P 500
                Reaves Select                    Sector
                Research Fund,      S&P 500    Utilities
             Institutional Class     Index       Index
             -------------------    --------   ---------
12/22/2004          10,000            10,000     10,000
 7/31/2005          11,686            10,310     11,714
 7/31/2006          12,829            10,865     12,728
 7/31/2007          15,177            12,618     14,720
 7/31/2008          15,385            11,218     15,306

                               (PERFORMANCE GRAPH)

Growth of a $10,000 Investment

         INVESTOR CLASS--AVERAGE
           ANNUAL TOTAL RETURNS
      FOR PERIOD ENDED JULY 31, 2008**
------------------------------------------
ONE YEAR   THREE YEAR       ANNUALIZED
 RETURN      RETURN     INCEPTION TO DATE
--------   ----------   -----------------
  1.05%       9.32%           11.48%

                                          S&P 500
              Reaves Select              Utilities
             Research Fund,    S&P 500     Sector
             Investor Class     Index      Index
             --------------   --------   ---------
 3/30/2005        10,000       10,000      10,000
 7/31/2005        10,997       10,506      11,290
 7/31/2006        12,040       11,071      12,267
 7/31/2007        14,219       12,857      14,188
 7/31/2008        14,368       11,431      14,752

*    INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING DECEMBER 22, 2004.

**   INVESTOR CLASS SHARES WERE OFFERED BEGINNING MARCH 30, 2005.

  THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED,
                    MAY BE WORTH LESS THAN ITS ORIGINAL COST.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE
        CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND.

THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE
   INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE
                  CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY
     MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                   SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
 ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IF THE ADVISER HAD NOT
    LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 4.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND
                                                                   JULY 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)+:

                               (PERFORMANCE GRAPH)

Gas                          29.4%
Electric Utilities           23.5%
Energy                       19.5%
Telecommunication Services   16.9%
Industrials                   4.1%
Financal Services             2.4%
Water Utilities               2.2%
Cash Equivalent               1.2%
Miscellaneous                 0.8%

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. MORE NARROW INDUSTRIES ARE UTILIZED FOR COMPLIANCE PURPOSES, WHEREAS BROAD SECTORS ARE UTILIZED FOR REPORTING PURPOSES.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 98.9%

                                                             SHARES      VALUE
                                                            -------   -----------
ELECTRIC UTILITIES -- 23.5%
   Calpine* .............................................    10,000   $   174,000
   Constellation Energy Group ...........................    37,510     3,119,332
   Edison International .................................    27,000     1,305,180
   Exelon ...............................................    31,600     2,484,392
   Great Plains Energy ..................................    29,000       732,540
   ITC Holdings .........................................    21,000     1,094,520
   National Grid PLC ADR ................................    35,000     2,313,500
   PPL ..................................................    50,000     2,348,000
   Sierra Pacific Resources .............................   139,500     1,581,930
   TECO Energy ..........................................   190,000     3,524,500
                                                                      -----------
                                                                       18,677,894
                                                                      -----------
ENERGY -- 19.5%
   ConocoPhillips .......................................    32,500     2,652,650
   Diamond Offshore Drilling ............................    16,000     1,908,800
   EnCana ...............................................    12,000       866,280
   Exxon Mobil ..........................................    23,000     1,849,890
   Petroleo Brasileiro ADR ..............................     8,000       447,280
   Schlumberger .........................................    20,000     2,032,000
   Total ADR ............................................    18,000     1,377,000
   Transocean ...........................................    25,000     3,400,750
   Ultra Petroleum* .....................................    13,000       927,940
                                                                      -----------
                                                                       15,462,590
                                                                      -----------
FINANCIAL SERVICES -- 2.4%
   Berkshire Hathaway, Cl B* ............................       500     1,914,500
                                                                      -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND
                                                                   JULY 31, 2008

COMMON STOCK -- CONCLUDED

                                                             SHARES      VALUE
                                                            -------   -----------
GAS -- 29.5%
   Enbridge .............................................    35,000   $ 1,535,800
   Energen ..............................................    21,000     1,264,200
   EnergySouth ..........................................    19,500     1,181,505
   Equitable Resources ..................................    62,000     3,239,500
   ONEOK ................................................    55,000     2,501,400
   ONEOK Partners (A) ...................................     7,000       378,910
   Sempra Energy ........................................   100,000     5,616,000
   South Jersey Industries ..............................    72,050     2,687,465
   Spectra Energy .......................................    45,000     1,222,650
   Williams .............................................   117,000     3,749,850
                                                                      -----------
                                                                       23,377,280
                                                                      -----------
INDUSTRIALS -- 4.1%
   General Electric .....................................    94,000     2,659,260
   Nalco Holding ........................................    24,000       564,000
                                                                      -----------
                                                                        3,223,260
                                                                      -----------
MISCELLANEOUS -- 0.8%
   General Maritime .....................................    25,000       673,500
                                                                      -----------
TELECOMMUNICATION SERVICES -- 16.9%
   America Movil, Ser L ADR .............................    19,000       959,310
   AT&T .................................................   120,000     3,697,200
   CommScope* ...........................................    73,000     3,255,070
   Embarq ...............................................    10,000       457,700
   Frontier Communications ..............................   120,000     1,387,200
   Telefonica ADR .......................................     8,000       622,640
   Verizon Communications ...............................     6,000       204,240
   Vodafone Group ADR ...................................    93,000     2,495,190
   Windstream ...........................................    30,835       367,553
                                                                      -----------
                                                                       13,446,103
                                                                      -----------
WATER UTILITIES -- 2.2%
   American Water Works .................................    70,000     1,347,500
   Veolia Environnement .................................     8,000       428,320
                                                                      -----------
                                                                        1,775,820
                                                                      -----------
   TOTAL COMMON STOCK
      (Cost $69,472,888) ................................              78,550,947
                                                                      -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND
                                                                   JULY 31, 2008

SHORT-TERM INVESTMENT -- 1.2%

                                                             SHARES      VALUE
                                                            -------   -----------
SEI Daily Income Trust Treasury II Fund, Cl B, 1.140% (B)
   (Cost $936,116) ......................................   936,116   $   936,116
                                                                      -----------
TOTAL INVESTMENTS -- 100.1%
   (Cost $70,409,004) ...................................             $79,487,063
                                                                      ===========

     PERCENTAGES ARE BASED ON NET ASSETS OF $79,402,348.

*    NON-INCOME PRODUCING SECURITY.

(A) SECURITY CONSIDERED MASTER LIMITED PARTNERSHIP. AT JULY 31, 2008, THIS SECURITY AMOUNTED TO $378,910 OR 0.48% OF NET ASSETS.

(B)  RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2008.

ADR  AMERICAN DEPOSITARY RECEIPT

CL   CLASS

PLC  PUBLIC LIMITED COMPANY

SER  SERIES

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND
                                                                   JULY 31, 2008

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
   Investments at Value (Cost $70,409,004) ...................    $79,487,063
   Dividends Receivable ......................................        265,803
   Receivable for Investment Securities Sold .................        136,040
   Prepaid Expenses ..........................................         11,313
   Receivable for Capital Shares Sold ........................          9,200
   Foreign Tax Reclaims Receivable ...........................          6,446
                                                                  -----------
      TOTAL ASSETS ...........................................     79,915,865
                                                                  -----------
LIABILITIES:
   Payable for Investment Securities Purchased ...............        381,596
   Payable for Capital Shares Redeemed .......................          4,655
   Payable due to Investment Adviser .........................         52,372
   Payable due to Administrator ..............................          9,512
   Chief Compliance Officer Fees Payable .....................          2,748
   Payable due to Trustees ...................................          1,367
   Payable due to Distributor ................................          1,008
   Other Accrued Expenses ....................................         60,259
                                                                  -----------
      TOTAL LIABILITIES ......................................        513,517
                                                                  -----------
NET ASSETS ...................................................    $79,402,348
                                                                  ===========
NET ASSETS CONSIST OF:
   Paid-in Capital ...........................................    $63,653,080
   Undistributed Net Investment Income .......................        132,135
   Accumulated Net Realized Gain on Investments ..............      6,539,074
   Net Unrealized Appreciation on Investments ................      9,078,059
                                                                  -----------
   NET ASSETS ................................................    $79,402,348
                                                                  ===========
   Net Asset Value, Offering and Redemption Price Per Share --
      (unlimited authorization -- no par value)
      Institutional Class Shares ($74,025,695 / 6,755,926) ...    $     10.96
                                                                  ===========
   Net Asset Value, Offering and Redemption Price Per Share --
      (unlimited authorization -- no par value)
      Investor Class Shares ($5,376,653 / 490,528) ...........    $     10.96
                                                                  ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                           REAVES SELECT
                                                             RESEARCH FUND
                                                             FOR THE YEAR
                                                             ENDED JULY 31, 2008

STATEMENT OF OPERATIONS

INVESTMENT INCOME
Dividend Income (net of foreign taxes withheld of $26,847) ...    $ 3,077,387
                                                                  -----------
   TOTAL INVESTMENT INCOME ...................................      3,077,387
                                                                  -----------
EXPENSES
Investment Advisory Fees .....................................        635,710
Administration Fees ..........................................        112,307
Distribution Fees(1) .........................................         12,513
Chief Compliance Officer Fees ................................         10,236
Trustees' Fees ...............................................          5,789
Transfer Agent Fees ..........................................         85,301
Legal Fees ...................................................         33,662
Registration Fees ............................................         30,290
Printing Fees ................................................         29,046
Audit Fees ...................................................         20,842
Custodian Fees ...............................................          6,628
Insurance and Other Expenses .................................          7,630
                                                                  -----------
   TOTAL EXPENSES ............................................        989,954
Less: Fees Paid Indirectly (See Note 4) ......................         (2,778)
                                                                  -----------
   NET EXPENSES ..............................................        987,176
                                                                  -----------
NET INVESTMENT INCOME ........................................      2,090,211
                                                                  -----------
NET REALIZED GAIN ON INVESTMENTS .............................      7,175,649
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   ON INVESTMENTS ............................................     (7,972,313)
                                                                  -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ..............       (796,664)
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........    $ 1,293,547
                                                                  ===========

(1)  ATTRIBUTABLE TO INVESTOR CLASS SHARES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                   YEAR ENDED      YEAR ENDED
                                                                 JULY 31, 2008   JULY 31, 2007
                                                                 -------------   -------------
OPERATIONS:
   Net Investment Income .....................................    $  2,090,211    $  1,388,020
   Net Realized Gain on Investments ..........................       7,175,649      13,173,704
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments .........................................      (7,972,313)     (1,642,786)
                                                                  ------------    ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......       1,293,547      12,918,938
                                                                  ------------    ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income
      Institutional Class Shares .............................      (1,980,743)     (1,337,656)
      Investor Class Shares ..................................        (109,469)        (50,363)
                                                                  ------------    ------------
   Total Net Investment Income ...............................      (2,090,212)     (1,388,019)
                                                                  ------------    ------------
   Net Realized Gains
      Institutional Class Shares .............................     (10,969,865)     (5,445,152)
      Investor Class Shares ..................................        (673,877)       (220,411)
                                                                  ------------    ------------
   Total Realized Gains ......................................     (11,643,742)     (5,665,563)
                                                                  ------------    ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .........................     (13,733,954)     (7,053,582)
                                                                  ------------    ------------
CAPITAL SHARE TRANSACTIONS(1):
   Institutional Class Shares
      Issued .................................................         608,381       1,161,643
      Reinvestment of Distributions ..........................      11,328,984       5,779,307
      Redeemed ...............................................      (4,110,480)     (4,898,260)
                                                                  ------------    ------------
   Net Institutional Class Capital Share Transactions ........       7,826,885       2,042,690
                                                                  ------------    ------------
   Investor Class Shares
      Issued .................................................       2,254,290       2,625,648
      Reinvestment of Distributions ..........................         774,026         261,686
      Redeemed ...............................................      (1,180,019)     (1,830,357)
                                                                  ------------    ------------
   Net Investor Class Capital Share Transactions .............       1,848,297       1,056,977
                                                                  ------------    ------------
   NET INCREASE FROM CAPITAL SHARE TRANSACTIONS ..............       9,675,182       3,099,667
                                                                  ------------    ------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS ................      (2,765,225)      8,965,023
                                                                  ------------    ------------
NET ASSETS:
   Beginning of Year .........................................      82,167,573      73,202,550
                                                                  ------------    ------------
   End of Year (including undistributed net investment
      income of $132,135 and $16,108, respectively) ..........    $ 79,402,348    $ 82,167,573
                                                                  ============    ============

(1)  FOR SHARE TRANSACTIONS, SEE NOTE 6 IN THE NOTES TO FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                                     INSTITUTIONAL CLASS SHARES
                                             -----------------------------------------
                                               YEAR       YEAR       YEAR      PERIOD
                                               ENDED      ENDED      ENDED     ENDED
                                             JULY 31,   JULY 31,   JULY 31,   JULY 31,
                                               2008       2007       2006       2005*
                                             --------   --------   --------   --------
Net Asset Value,
   Beginning of Period ...................   $ 12.73    $ 11.81    $ 11.57    $ 10.00
                                             -------    -------    -------    -------
Income from Operations:
   Net Investment Income(1) ..............      0.30       0.22       0.25       0.13
   Net Realized and Unrealized Gain/(Loss)
      on Investments .....................      0.05##     1.85       0.83       1.55
                                             -------    -------    -------    -------
Total from Operations ....................      0.35       2.07       1.08       1.68
                                             -------    -------    -------    -------
Dividends and Distributions from:
   Net Investment Income .................     (0.29)     (0.22)     (0.25)     (0.11)
   Net Realized Gains ....................     (1.83)     (0.93)     (0.59)      --
                                             -------    -------    -------    -------
Total Dividends and Distributions ........     (2.12)     (1.15)     (0.84)     (0.11)
                                             -------    -------    -------    -------
Net Asset Value, End of Period ...........   $ 10.96    $ 12.73    $ 11.81    $ 11.57
                                             =======    =======    =======    =======
TOTAL RETURN+ ............................      1.37%     18.30%      9.78%++   16.86%++
                                             =======    =======    =======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
   Period (Thousands) ....................   $74,026    $77,836    $70,129    $67,698
Ratio of Expenses to Average Net Assets
   (including waivers and reimbursements,
   excluding fees paid indirectly) .......      1.15%      1.19%      1.30%      1.26%**
Ratio of Expenses to Average Net Assets
   (excluding waivers, reimbursements
   and fees paid indirectly) .............      1.15%      1.19%      1.30%      1.37%**
Ratio of Net Investment Income
   to Average Net Assets .................      2.49%      1.79%      2.18%      2.05%**
Portfolio Turnover Rate ..................        66%        84%        54%        35%***

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED AND EXPENSES ASSUMED BY THE ADVISER DURING THE PERIOD.

## THE AMOUNT SHOWN FOR THE YEAR ENDED JULY 31, 2008 FOR A SHARE OUTSTANDING DOES NOT ACCORD WITH AGGREGATE NET LOSSES ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASES OF THE FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF INVESTMENTS OF THE FUND.

*    COMMENCED OPERATIONS ON DECEMBER 22, 2004.

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. EXCLUDES EFFECT OF IN-KIND TRANSFERS.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                                                   INVESTOR CLASS SHARES
                                                        -----------------------------------------
                                                         YEAR         YEAR       YEAR      PERIOD
                                                         ENDED       ENDED      ENDED       ENDED
                                                        JULY 31,    JULY 31,   JULY 31,   JULY 31,
                                                          2008      2007###      2006       2005*
                                                        --------   ---------   --------   --------
Net Asset Value,
   Beginning of Period ..............................    $12.74     $11.81     $11.57     $10.57
                                                         ------     ------     ------     ------
Income from Operations:
   Net Investment Income(1) .........................      0.27       0.19       0.22       0.02
   Net Realized and Unrealized Gain/(Loss)
      on Investments ................................      0.04##     1.86       0.83       1.03
                                                         ------     ------     ------     ------
Total from Operations ...............................      0.31       2.05       1.05       1.05
                                                         ------     ------     ------     ------
Dividends and Distributions from:
   Net Investment Income ............................     (0.26)     (0.19)     (0.22)     (0.05)
   Net Realized Gains ...............................     (1.83)     (0.93)     (0.59)        --
                                                         ------     ------     ------     ------
Total Dividends and Distributions ...................     (2.09)     (1.12)     (0.81)     (0.05)
                                                         ------     ------     ------     ------
Net Asset Value, End of Period ......................    $10.96     $12.74     $11.81     $11.57
                                                         ======     ======     ======     ======
TOTAL RETURN+ .......................................      1.05%     18.09%      9.49%++    9.97%++
                                                         ======     ======     ======     ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
   Period (Thousands) ...............................    $5,376     $4,332     $3,074     $  574
Ratio of Expenses to Average Net Assets
   (including waivers and reimbursements,
   excluding fees paid indirectly) ..................      1.40%      1.44%      1.65%      1.64%**
Ratio of Expenses to Average Net Assets
   (excluding waivers, reimbursements
   and fees paid indirectly) ........................      1.40%      1.44%      1.65%      1.64%**
Ratio of Net Investment Income
   to Average Net Assets ............................      2.19%      1.53%      1.87%      0.40%**
Portfolio Turnover Rate .............................        66%        84%        54%        35%***

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED AND EXPENSES ASSUMED BY THE ADVISER DURING THE PERIOD.

## THE AMOUNT SHOWN FOR THE YEAR ENDED JULY 31, 2008 FOR A SHARE OUTSTANDING DOES NOT ACCORD WITH AGGREGATE NET LOSSES ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASES OF THE FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF INVESTMENTS OF THE FUND.

### EFFECTIVE AUGUST 1, 2006, ALL EXISTING CLASS A SHARES OF THE REAVES SELECT RESEARCH FUND WERE RECLASSIFIED AS INVESTOR CLASS SHARES

*    COMMENCED OPERATIONS ON MARCH 30, 2005.

**   ANNUALIZED

*** REPRESENTS THE FUND'S PORTFOLIO TURNOVER RATE FOR THE PERIOD DECEMBER 22, 2004 (COMMENCEMENT OF OPERATIONS OF THE FUND) THROUGH JULY 31, 2005 AND HAS NOT BEEN ANNUALIZED.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND II (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty-nine funds. The financial statements herein are those of the Reaves Select Research Fund (the "Fund"). The financial statements of the remaining funds are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund of the Trust in which shares are held.

2.   SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

     pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund will seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2008, there were no fair valued securities.

     FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     Effective January 31, 2008, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.

     The adoption of FIN 48 did not result in the recording of any tax expense in the current period. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

     from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

     CLASSES -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund's Institutional Class has established a policy of an $0.07 minimum quarterly distribution. Prior to March 31, 2008, the policy called for an $0.08 minimum quarterly distribution. To the extent such distributions are in excess of net investment income, they are deemed to be paid from short-term or long-term gains to the extent such gains are available. To the extent these amounts are not available, distributions are deemed to be paid from capital. Any net realized capital gains are distributed to shareholders at least annually.

3.   TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's advisers and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

4.   ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

     0.09% on the first $50 million of the Fund's average daily net assets; 0.10% on the next $50 million of the Fund's average daily net assets; 0.12% on the next $200 million of the Fund's average daily net assets; 0.08% on the next $200 million of the Fund's average daily net assets; and 0.06% on the Fund's average daily net assets over $500 million.

The Fund is subject to a minimum annual administration fee of $100,000. There is also a minimum annual administration fee of $12,000 per additional class.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated on November 16, 2004. The Fund has adopted a Distribution Plan (the "Plan") for Investor Class Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. Effective August 1, 2006, under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund's average net assets attributable to Investor Class Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2008, the Fund earned credits of $2,778, which were used to offset transfer agent expenses. This amount is listed as "Fees Paid Indirectly" on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.   INVESTMENT ADVISORY AGREEMENT:

Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the "Adviser"), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

Fund's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund's total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Investor Class Shares' average daily net assets, respectively.

6. SHARE TRANSACTIONS:

                                                     YEAR ENDED      YEAR ENDED
                                                   JULY 31, 2008   JULY 31, 2007
                                                   -------------   -------------
SHARE TRANSACTIONS:
   Institutional Class
      Issued ...................................        50,018           92,158
      Reinvestment of Distributions ............       925,204          478,093
      Redeemed .................................      (333,410)        (395,884)
                                                    ----------      -----------
   Net Institutional Class Capital Share
      Transactions .............................       641,812          174,367
                                                    ----------      -----------
   Investor Class
      Issued ...................................       184,603          205,634
      Reinvestment of Distributions ............        63,257           21,599
      Redeemed .................................       (97,452)        (147,344)
                                                    ----------      -----------
   Net Investor Class Capital Share
      Transactions .............................       150,408           79,889
                                                    ----------      -----------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS .......................       792,220          254,256
                                                    ==========      ===========

7. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $55,208,943 and $56,988,413, respectively, for the year ended July 31, 2008. There were no purchases or sales of long-term U.S. Government securities.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

The following permanent differences relate to a corporate action and partnership tax treatment and have been reclassified to/from the following accounts during the fiscal year ended July 31, 2008:

UNDISTRIBUTED NET   NET REALIZED
INVESTMENT INCOME       GAIN
-----------------   ------------
    $116,028         $(116,028)

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2008 and 2007 was as follows:

        ORDINARY      LONG-TERM
         INCOME     CAPITAL GAIN      TOTAL
       ----------   ------------   -----------
2008   $4,152,498    $9,581,456    $13,733,954
2007    2,017,109     5,036,473      7,053,582

As of July 31, 2008, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income          $ 4,081,670
Undistributed Long-Term Capital Gain     2,774,699
Unrealized Appreciation                  8,892,899
                                       -----------
Total Distributable Earnings           $15,749,268
                                       ===========

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at July 31, 2008 were as follows:

                AGGREGATE      AGGREGATE
                  GROSS         GROSS
FEDERAL        UNREALIZED     UNREALIZED    NET UNREALIZED
TAX COST      APPRECIATION   DEPRECIATION    APPRECIATION
--------      ------------   ------------   --------------
$70,594,164    $13,086,847   $(4,193,948)     $8,892,899

9. CONCENTRATION/RISKS:

The Fund has adopted a policy to concentrate its investments (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund's investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

10. OTHER:

At July 31, 2008, 24.13% of the total shares outstanding were held by one shareholder. This shareholder was composed of omnibus accounts that were held on behalf of several different individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Reaves Select Research Fund of The Advisors' Inner Circle Fund II:

We have audited the accompanying statement of assets and liabilities of the Reaves Select Research Fund (one of the series constituting The Advisors' Inner Circle Fund II (the "Trust")), including the schedule of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended July 31, 2005 were audited by other auditors, whose report dated September 21, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Reaves Select Research Fund of The Advisors' Inner Circle Fund II at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        (ERNST & YOUNG LLP)

Philadelphia, Pennsylvania
September 25, 2008

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the

                                             TERM OF
                           POSITION(S)     OFFICE AND
    NAME, ADDRESS,          HELD WITH       LENGTH OF
        AGE(1)              THE TRUST    TIME SERVED(2)
    --------------        ------------   --------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER            Chairman      (Since 1991)
61 yrs. old               of the Board
                           of Trustees

WILLIAM M. DORAN             Trustee      (Since 1992)
1701 Market Street,
Philadelphia, PA 19103
68 yrs. old

----------
(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-342-7058. The following chart lists Trustees and Officers as of July 31, 2008.

                                                 NUMBER OF
                                                 FUNDS IN
                                               THE ADVISORS'
                                           INNER CIRCLE FUND II
         PRINCIPAL OCCUPATION(S)             OVERSEEN BY BOARD                 OTHER DIRECTORSHIPS
           DURING PAST 5 YEARS                    MEMBER                     HELD BY BOARD MEMBER(3)
         -----------------------           --------------------   --------------------------------------------
Currently performs various services on              29            Trustee of The Advisors' Inner Circle Fund,
behalf of SEI Investments for which Mr.                           Bishop Street Funds, SEI Asset Allocation
Nesher is compensated. Executive Vice                             Trust, SEI Daily Income Trust, SEI Index
President of SEI Investments, 1986-1994.                          Funds, SEI Institutional International
Director and Executive Vice President of                          Trust, SEI Institutional Investments Trust,
the Administrator and the Distributor,                            SEI Institutional Managed Trust, SEI Liquid
1981-1994.                                                        Asset Trust, SEI Tax Exempt Trust, SEI
                                                                  Opportunity Master Fund, L.P., SEI
                                                                  Opportunity Fund, L.P., SEI Global Master
                                                                  Fund, PLC, SEI Global Assets Fund, PLC, SEI
                                                                  Global Investments Fund, PLC, SEI
                                                                  Investments Global, Limited, SEI Investments
                                                                  Global Fund Services, Limited, SEI
                                                                  Investments (Europe) Ltd., SEI Investments
                                                                  Unit Trust Management (UK) Limited and SEI
                                                                  Global Nominee Ltd.

Self-employed Consultant since 2003.                29            Director of SEI Investments Company and SEI
Partner, Morgan, Lewis & Bockius LLP                              Investments Distribution Co., SEI
(law firm) from 1976-2003, counsel to                             Investments Global Fund Services Global
the Trust, SEI Investments, the                                   Limited, Trustee of The Advisors' Inner
Administrator and the Distributor.                                Circle Fund, Bishop Street Funds, SEI Asset
Director of SEI Investments since 1974;                           Allocation Trust, SEI Daily Income Trust,
Secretary of SEI Investments since 1978.                          SEI Index Funds, SEI Institutional
                                                                  International Trust, SEI Institutional
                                                                  Investments Trust, SEI Institutional Managed
                                                                  Trust, SEI Liquid Asset Trust, SEI Tax
                                                                  Exempt Trust, SEI Investments Global Fund
                                                                  Services Limited, SEI Investments Global,
                                                                  Limited, SEI Investments (Europe), Limited
                                                                  SEI Investments (Asia) Limited and SEI Asset
                                                                  Korea Co., Ltd.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

                                            TERM OF
                          POSITION(S)     OFFICE AND
     NAME, ADDRESS,        HELD WITH       LENGTH OF
         AGE(1)            THE TRUST    TIME SERVED(2)
     --------------       -----------   --------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY             Trustee      (Since 1994)
77 yrs. old

GEORGE J. SULLIVAN, JR.     Trustee      (Since 1999)
65 yrs. old

BETTY L. KRIKONIAN          Trustee      (Since 2005)
65 yrs. old

----------
(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

(4)  Served as a trustee until August 26, 2007.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

                                                 NUMBER OF
                                                 FUNDS IN
                                               THE ADVISORS'
                                           INNER CIRCLE FUND II
         PRINCIPAL OCCUPATION(S)             OVERSEEN BY BOARD                 OTHER DIRECTORSHIPS
           DURING PAST 5 YEARS                    MEMBER                     HELD BY BOARD MEMBER(3)
         -----------------------           --------------------   --------------------------------------------
Attorney, Solo Practitioner since 1994.             29            Trustee of The Advisors' Inner Circle Fund,
Partner, Dechert, September                                       Bishop Street Funds, SEI Asset Allocation
1987-December 1993.                                               Trust, SEI Daily Income Trust, SEI Index
                                                                  Funds, SEI Institutional International
                                                                  Trust, SEI Institutional Investments Trust,
                                                                  SEI Institutional Managed Trust, SEI Liquid
                                                                  Asset Trust, SEI Tax Exempt Trust and U.S.
                                                                  Charitable Gift Trust.

Chief Executive Officer, Newfound                   29            Trustee, State Street Navigator Securities
Consultants, Inc. since April 1997.                               Lending Trust, since 1995. Trustee of The
General Partner, Teton Partners, L.P.,                            Advisors' Inner Circle Fund, Bishop Street
June 1991-December 1996; Chief                                    Funds, SEI Asset Allocation Trust, SEI Daily
Financial Officer, Nobel Partners, L.P.,                          Income Trust, SEI Index Funds, SEI
March 1991-December 1996; Treasurer and                           Institutional International Trust, SEI
Clerk, Peak Asset Management, Inc.,                               Institutional Investments Trust, SEI
since 1991.                                                       Institutional Managed Trust, SEI Liquid
                                                                  Asset Trust, SEI Tax Exempt Trust, SEI
                                                                  Opportunity Master Fund, L.P., and SEI
                                                                  Opportunity Fund, L.P.

Self-employed Legal and Financial                   29            Trustee of The Advisors' Inner Circle Fund
Services Consultant since 2003. Counsel                           and Bishop Street Funds.
to State Street Bank Global Securities
and Cash Operations from 1995 to 2003.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

                                                       TERM OF
                                 POSITION(S)         OFFICE AND
      NAME, ADDRESS,              HELD WITH           LENGTH OF
          AGE(1)                  THE TRUST        TIME SERVED(2)
      --------------        --------------------   --------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

CHARLES E. CARLBOM                Trustee           (Since 2005)
73 yrs. old

MITCHELL A. JOHNSON               Trustee           (Since 2005)
66 yrs. old

JOHN K. DARR                      Trustee           (Since 2008)
63 yrs. old

OFFICERS

PHILIP T. MASTERSON              President          (Since 2008)
44 yrs. old

MICHAEL LAWSON              Controller and Chief    (Since 2005)
47 yrs. old                   Financial Officer

----------
(1) Unless otherwise noted, the business address of each trustee/officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

                                                   NUMBER OF
                                                   FUNDS IN
                                                 THE ADVISORS'
                                             INNER CIRCLE FUND II               OTHER DIRECTORSHIPS
        PRINCIPAL OCCUPATION(S)                OVERSEEN BY BOARD                    HELD BY BOARD
          DURING PAST 5 YEARS                        MEMBER                       MEMBER/OFFICER(3)
        -----------------------            ------------------------   ---------------------------------------
Self-employed Business Consultant,                     29             Trustee of The Advisors' Inner Circle
Business Project Inc. since 1997. CEO                                 Fund, Bishop Street Funds. Oregon Trust
and President, United Grocers Inc. from                               Co. and O.T. Logistics, Inc.
1997 to 2000.

Retired.                                               29             Director, Federal Agricultural Mortgage
                                                                      Corporation. Trustee of The Advisors'
                                                                      Inner Circle Fund and Bishop Street
                                                                      Funds.

CEO, Office of Finance, FHL Banks, from                29             Trustee of The Advisors' Inner Circle
1992 to 2007.                                                         Fund and Bishop Street Funds. Director
                                                                      of Federal Home Loan Bank of Pittsburgh
                                                                      and Manna, Inc.

Managing Director of SEI Investments                  N/A                            N/A
since 2006. Vice President and Assistant
Secretary of the Administrator from 2004
to 2006. General Counsel of Citco Mutual
Fund Services from 2003 to 2004. Vice
President and Associate Counsel for the
Oppenheimer Funds from 2001 to 2003.

Director, SEI Investments, Fund                       N/A                            N/A
Accounting since July 2005. Manager, SEI
Investments AVP from April 1995 to
February 1998 and November 1998 to July
2005.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

                                                          TERM OF
                                   POSITION(S)          OFFICE AND
      NAME, ADDRESS,                HELD WITH            LENGTH OF
          AGE(1)                    THE TRUST           TIME SERVED
      --------------        ------------------------   ------------
OFFICERS (CONTINUED)

JOSEPH GALLO                   Vice President and      (Since 2007)
35 yrs. old                        Secretary

CAROLYN MEAD                   Vice President and      (Since 2007)
51 yrs. old                   Assistant Secretary

JAMES NDIAYE                   Vice President and      (Since 2004)
39 yrs. old                        Secretary

TIMOTHY D. BARTO            Assistant Vice President   (Since 2000)
40 yrs. old                 and Assistant Secretary

RUSSELL EMERY               Chief Compliance Officer   (Since 2006)
45 yrs. old

ANDREW S. DECKER                   AML Officer         (Since 2008)
44 yrs. old

----------
(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

                                                   NUMBER OF
                                                   FUNDS IN
                                                 THE ADVISORS'
                                             INNER CIRCLE FUND II                OTHER DIRECTORSHIPS
        PRINCIPAL OCCUPATION(S)               OVERSEEN BY BOARD                     HELD BY BOARD
          DURING PAST 5 YEARS                       MEMBER                             MEMBER
        -----------------------            ------------------------   ----------------------------------------
Attorney for SEI Investments since 2007.              N/A                               N/A
Associate Counsel ICMA-RC from 2004 to
2007. Assistant Secretary of the
Vantage Trust Company in 2007. Assistant
Secretary of the Vantagepoint Funds from
2006 to 2007. Investigator, U.S.
Department of Labor from 2002 to 2004.

Counsel at SEI Investments since 2007.                N/A                               N/A
Associate at Stradley, Ronon, Stevens &
Young from 2004 to 2007. Counsel at ING
Variable Annunities from 1999 to 2002.

Employed by SEI Investments Company                   N/A                               N/A
since 2004. Vice President, Deutsche
Asset Management from 2003-2004.
Associate, Morgan, Lewis & Bockius LLP
from 2000-2003. Counsel, Assistant Vice
President, ING Variable Annuities Group
from 1999-2000.

General Counsel, Vice President and                   N/A                               N/A
Assistant Secretary of SEI Investments
Global Funds Services since 1999;
Associate, Dechert (law firm) from
1997-1999; Associate, Richter, Miller &
Finn (law firm) from 1994-1997.

Director of Investment Product                        N/A                               N/A
Management and Development at SEI
Investments since February 2003. Senior
Investment Analyst, Equity team at SEI
Investments from March 2000 to February
2003.

Compliance Officer and Product Manager                N/A                               N/A
of SEI Investments since 2005. Vice
President of Old Mutual Capital from
2000 to 2005.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

Note: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                             BEGINNING     ENDING                 EXPENSES
                              ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                               VALUE       VALUE       EXPENSE     DURING
                              02/01/08    07/31/08     RATIOS      PERIOD*
                             ---------   ---------   ----------   --------
ACTUAL FUND RETURN
Institutional Class Shares   $1,000.00   $  979.30      1.15%       $5.66
Investor Class Shares         1,000.00      978.10      1.40         6.89
HYPOTHETICAL 5% RETURN
Institutional Class Shares   $1,000.00   $1,019,14      1.15%       $5.77
Investor Class Shares         1,000.00    1,017.90      1.40         7.02

----------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the fiscal year ended July 31, 2008, the Fund is designating the following items with regard to distributions paid during the year.

                                                                                    FOREIGN INVESTORS
                                                                              ----------------------------
                                                QUALIFYING FOR                                 SHORT-TERM
  LONG-TERM        ORDINARY       CORPORATE        DIVIDENDS     QUALIFYING     INTEREST        CAPITAL
 CAPITAL GAIN       INCOME          TOTAL          RECEIVED       DIVIDEND       RELATED          GAIN
DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS    DEDUCTION (1)   INCOME (2)   DIVIDEND (3)   DIVIDENDS (4)
-------------   -------------   -------------   --------------   ----------   ------------   -------------
69.76%          30.24%          100.00%         49.10%           51.34%       0.00%             100.00%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS).

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF THE FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY LAW.

(3) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "INTEREST RELATED DIVIDEND" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2008.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "SHORT-TERM CAPITAL GAIN DIVIDENDS" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2008.

                           REAVES SELECT RESEARCH FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009

                               INVESTMENT ADVISER:
                             W.H. Reaves & Co., Inc.
                                10 Exchange Place
                                   18th Floor
                              Jersey City, NJ 07302

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
                               Ernst & Young, LLP
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

          This information must be preceded or accompanied by a current prospectus for the Fund.

WHR-AR-001-0400

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George Sullivan and is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

--------------------- ----------------------------------------------------- -----------------------------------------------------
                                              2008                                                   2007
------- ------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                      All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                      services to the   services to       and services to   services to the   services to       and services to
                      Trust that were   service           service           Trust that were   service           service
                      pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                        were              did not require                     were              did not require
                                        pre-approved      pre-approval                        pre-approved      pre-approval
------- ------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit             $375,240            N/A               N/A             $93,050             N/A               N/A
        Fees(1)

------- ------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-              N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees
------- ------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees(2)         N/A             $11,000             N/A               N/A               N/A               N/A


------- ------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All Other           N/A               N/A               N/A               N/A               N/A               N/A
        Fees

------- ------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------


Notes:
   (1) Audit fees include amounts related to the audit of the Trust's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

   (2) Tax fees for the year ended July 31, 2008 are comprised of tax compliance services related to the tax-free conversion of the Frost common/collective trust funds into the respective Frost series of the Trust.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures. The Trust's
Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

      ---------------------------- ----------------- ----------------
                                         2008              2007
      ---------------------------- ----------------- ----------------
       Audit-Related Fees                0.00%             0.00%

      ---------------------------- ----------------- ----------------
       Tax Fees                          0.00%             0.00%

      ---------------------------- ----------------- ----------------
       All Other Fees                    0.00%             0.00%

      ---------------------------- ----------------- ----------------

(f) Not applicable.

(g) The aggregate non-audit fees and services provided to the Trust and rendered to the Trust's investment advisers and any entity controlling, controlled by, or under common control with the advisers that provides ongoing services to the Trust,and billed by E&Y for the last two fiscal years were $11,000 and $0 for 2008 and 2007, respectively. For the year ended July 31, 2008, these non-audit services were comprised of tax compliance services related to the tax-free conversion of the Frost common/collective trust funds into the respective Frost series of the Trust.

(h) During the past fiscal year, all non-audit services provided by the Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust adopted procedures, effective February 23, 2005, by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              The Advisors' Inner Circle Fund II


By (Signature and Title)*                 /s/ Philip T. Masterson
                                          ----------------------------------
                                          Philip T. Masterson
                                          President

Date: October 7, 2008





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                 /s/ Philip T. Masterson
                                          ----------------------------------
                                          Philip T. Masterson
                                          President


Date: October 7, 2008


By (Signature and Title)*                 /s/ Michael Lawson
                                          ----------------------------------
                                          Michael Lawson
                                          Controller and Chief Financial Officer

Date: October 7, 2008

* Print the name and title of each signing officer under his or her signature.